Schedule of Investments(a)
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.21%
Application Software–6.88%
Adobe, Inc.(b)	3,692	$1,296,409
salesforce.com, inc.(b)	15,654	2,853,881
Splunk, Inc.(b)	10,782	1,674,013
Synopsys, Inc.(b)	8,382	1,236,429
		7,060,732
Consumer Electronics–1.81%
Sony Corp. (Japan)	26,400	1,855,612
Data Processing & Outsourced Services–9.74%
Fidelity National Information Services, Inc.	5,528	794,152
Fiserv, Inc.(b)	19,866	2,356,306
Mastercard, Inc., Class A	5,865	1,852,988
PayPal Holdings, Inc.(b)	15,732	1,791,718
Visa, Inc., Class A	16,050	3,193,469
		9,988,633
Health Care Equipment–5.83%
Abbott Laboratories	12,092	1,053,697
Boston Scientific Corp.(b)	42,507	1,779,768
DexCom, Inc.(b)	2,467	593,930
Intuitive Surgical, Inc.(b)	1,372	768,018
Teleflex, Inc.	4,812	1,787,706
		5,983,119
Interactive Home Entertainment–8.56%
Activision Blizzard, Inc.	41,744	2,441,189
Electronic Arts, Inc.(b)	11,832	1,276,910
Nintendo Co. Ltd. (Japan)	5,200	1,926,005
Sea Ltd., ADR (Taiwan)(b)	35,038	1,585,119
Take-Two Interactive Software, Inc.(b)	8,581	1,069,536
Ubisoft Entertainment S.A. (France)(b)	6,375	486,098
		8,784,857
Interactive Media & Services–12.05%
Alphabet, Inc., Class A(b)	4,002	5,733,986
Alphabet, Inc., Class C(b)	784	1,124,436
Facebook, Inc., Class A(b)	24,457	4,938,113
Match Group, Inc.(b)(c)	7,250	567,095
		12,363,630
Internet & Direct Marketing Retail–13.22%
Alibaba Group Holding Ltd., ADR (China)(b)	26,287	5,430,632
Amazon.com, Inc.(b)	4,049	8,133,307
		13,563,939
Life Sciences Tools & Services–5.65%
10X Genomics, Inc., Class A(b)	10,216	933,640
Illumina, Inc.(b)	9,773	2,834,854
IQVIA Holdings, Inc.(b)	5,906	916,907
Thermo Fisher Scientific, Inc.	3,538	1,108,066
		5,793,467
Shares		Value
Managed Health Care–0.23%
UnitedHealth Group, Inc.	874	$238,121
Movies & Entertainment–1.62%
Netflix, Inc.(b)	4,819	1,662,989
Semiconductor Equipment–4.40%
Applied Materials, Inc.	60,726	3,521,501
ASML Holding N.V., New York Shares (Netherlands)	3,537	992,694
		4,514,195
Semiconductors–11.78%
Broadcom, Inc.	12,374	3,776,050
NVIDIA Corp.	8,465	2,001,380
QUALCOMM, Inc.	18,104	1,544,452
Semtech Corp.(b)	51,419	2,477,881
Silicon Motion Technology Corp., ADR (Taiwan)	49,776	2,284,221
		12,083,984
Systems Software–10.01%
Microsoft Corp.	41,106	6,997,475
Palo Alto Networks, Inc.(b)	5,626	1,320,872
ServiceNow, Inc.(b)	5,771	1,951,925
		10,270,272
Technology Hardware, Storage & Peripherals–6.07%
Apple, Inc.	20,098	6,220,532
Trucking–0.36%
Lyft, Inc., Class A(b)	7,850	372,718
Total Common Stocks & Other Equity Interests (Cost $51,231,280)		100,756,800
Money Market Funds–2.04%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(d)	731,273	731,273
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(d)	523,246	523,455
Invesco Treasury Portfolio, Institutional Class, 1.47%(d)	835,741	835,741
Total Money Market Funds (Cost $2,090,469)		2,090,469
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.25% (Cost $53,321,749)		102,847,269
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.54%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(d)(e)	414,747	414,747
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(d)(e)	138,207	138,249
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $552,996)		552,996
TOTAL INVESTMENTS IN SECURITIES–100.79% (Cost $53,874,745)		103,400,265
OTHER ASSETS LESS LIABILITIES—(0.79)%		(810,677)
NET ASSETS–100.00%		$102,589,588

See accompanying notes which are an integral part of this schedule.
Invesco Technology Sector Fund

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at January 31, 2020.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Technology Sector Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$96,489,085	$4,267,715	$—	$100,756,800
Money Market Funds	2,643,465	—	—	2,643,465
Total Investments	$99,132,550	$4,267,715	$—	$103,400,265
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Technology Sector Fund